Investor Presentation March 7, 2012 1 Exhibit 99.1

Safe Harbor Statement
This presentation contains forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by their use of terms and phrases such as “believe,” “will,” “estimate,” “continue,” “anticipate,”
“intend,” “should,” “plan,” “expect,” “predict,” “could,” “potentially” or the negative of these terms or other similar expressions and include statements concerning future financial and operating performance.  The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated by these forward-looking statements, including, but not limited to: the Company’s dependence on the success of
BroadWorks and on its service provider customers to sell services using its applications;
claims that the Company infringes the intellectual property rights of others; the Company’s dependence in large part on service providers’ continued deployment of, and investment in, their IP-based networks; and the Company’s ability to expand its product offerings, as well as those factors contained in the “Risk Factors” section of the Company’s Form 10-K for the year ended December 31, 2011 filed with the SEC on February 29, 2012 and in the Company’s other filings with the SEC. All information in this presentation is as of March 7, 2012. Except as required by law, the Company undertakes no obligation to update publicly any forward-looking statement made herein to conform the statement to actual results or changes in the
Company’s expectations.

3
BroadSoft Overview

Service providers are
transforming their business
models through IP-based
applications
Our software is the platform over
which these applications are
delivered
We are the global market leader
BroadSoft ®, Inc. 2012.

Investment Highlights

Large, Converging Markets
• Global movement to “all IP” networks
• Rapid broadband and IP enabled device growth
• Increasing demand for varied, hosted communications options
World’s Leading Platform & Solutions
• Broadest feature set, proven scalability and 99.999% reliability
• Seamless integration with next-generation networks
• Worldwide market share leader
Global Customer Footprint
• Over 500 customers in more than 65 countries
• 18 of 25 top service providers
• Top 5 North American Hosted VoIP and UC service providers
Accelerating Growth
• 2011 revenue growth of 44% to $138.1 million
• 2011 non-GAAP diluted EPS of $1.23
Data source: Infonetics & Company results
BroadSoft ®, Inc. 2012.

Service Provider Movement to “All IP” is
Creating a Foundation To Deliver Applications

Network Modernization
4G Mobile Rollout
Triple Play Rollout
Enterprise VoIP
5 BroadSoft ®, Inc. 2012.
Network
Transformation
Application
Enablement

Quick Deployment of Cloud Based Services 6 Transformation 6 BroadSoft ®, Inc. 2012.

Data source: Wainhouse Research, Infonetics
Significant UC Growth Forecast Ahead
BroadSoft ®, Inc. 2012.
$-
$1.0
$2.0
$3.0
$4.0
$5.0
$6.0
$7.0
2009 2010 2011 2012 2013 2014
$ B
Worldwide Hosted/Managed
UC Services Market
North Amer
EMEA APAC
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
50%
Hosted UC IP PBX
IP Hosted vs. IP PBX Line
Growth Q3:10
-
Q3:11
0
5
10
15
20
25
30
35
40
45
50
2009 2010 2011 2012 2013 2014 2015
Worldwide IP Phone Market
Deskphones Softphones
46%
9%

The BroadWorks Solution 8 BroadSoft ®, Inc. 2012.

Our Applications
Application server software
Software hosted by a service provider
Calling, messaging and collaboration
White label cloud services
Cloud platform hosted by BroadSoft
Services resold by service provider
Android, iOS, Blackberry, Mac, Windows apps
On smartphones, tablets, laptops, desktops
Easy to use experience
BroadSoft ®, Inc. 2012.

Our Focus on the User Experience

Analyze their
communication
challenges…
Empower to
communicate using
their preferred service
anywhere at anytime
Develop solutions
to improve the
experience
BroadSoft ®, Inc. 2012.

11
Telstra Hosted UC Offering

Target for UC offering:
Multi-site enterprises
Government
Expanding to SMBs
BroadSoft Services
Hosted UC – Telstra IP Telephony
(TIPT) and Digital Business
Microsoft OCS rollout
SIP Trunking
Call Center
Hosted Video Conferencing
BroadSoft ®, Inc. 2012.

SIP Trunking
Connects IP PBX’s to a service
provider’s network over IP
Value proposition:
Enables voice and data network
access consolidation
Ensures business continuity
Enables hybrid PBX/hosted
solutions that leverage
BroadWorks capabilities
BroadSoft ®, Inc. 2012.
Service Provider Networks
PBX
SBC
PBX
SBC

XO SIP Trunking and Hosted UC

Target:
Small, mid-size & large enterprises
BroadSoft Services:
“IP Flex” - Integrated access for SMBs
“XO SIP” - SIP trunking for SMBs
“XO Enterprise SIP” – SIP trunking for
large enterprises
“XO Anywhere” – Fixed-Mobile
Convergence
“XO Enterprise Cloud Communications”
– Hosted UC
BroadSoft ®, Inc. 2012.

Consumer:  Triple Play
Delivery of multimedia
communications services from a
service provider’s network and
BroadSoft cloud
Integrates with household devices
Benefits:
Complete bundle at very attractive
prices
Potential new cool applications
Integration between wireline and
wireless
BroadSoft ®, Inc. 2012.

France Telecom Triple Play
Target:
Consumers
Current BroadSoft Services:
Consumer Triple Play
–
Largest IMS deployment worldwide
Upcoming BroadSoft Services:
Enterprise/Business Trunking (SIP)
15 BroadSoft ®, Inc. 2012.

16 BroadSoft Market Leadership 18 of top 25 Global Carriers BroadSoft ®, Inc. 2012. Over 500 Customers in More Than 65 Countries

17 Growth Dimensions Subscriber Growth Additional Applications New Applications New Customers BroadSoft ®, Inc. 2012.

Verizon UC, SIP Trunking
& FiOS Triple Play
Target:
Consumers
Small, mid-size & multinational
enterprises
BroadSoft Services:
2004: Hosted Unified Communications
2007: IP (SIP) Trunking
2009: FiOS Digital Voice - Consumer
Triple Play
2010: FMC rollout in Europe
BroadSoft ®, Inc. 2012.

Best of Breed Pure Play Software Vendor Deployments High High 19 BroadSoft ®, Inc. 2012.

Why We Win

Independent of core switching platforms
Consumer, enterprise, and mobile service offerings
Rapid application delivery
Pure Application Layer Focus
Reference base – 18 of top 25 worldwide carriers
Five 9’s reliability
TL 9000 certification
Carrier Grade Reliability
Call Control
Collaboration:  HD voice & videoconferencing, online
content sharing, Instant Messaging, etc.
Mobility extension
Broadest Unified
Communications Stack
Xtended
BroadCloud
BroadTouch
BusinessLink
Continuous Innovation
20 BroadSoft ®, Inc. 2012.

21
Right Team to Move Forward

David Bukovsky
VP, Products
Robert Weidenfeller
VP, Operations
Ken Rokoff
VP, Business Dev.
Leslie Ferry
VP, Marketing
Michael Tessler
President and CEO
Scott Hoffpauir
Chief Technology Officer
James Tholen
Chief Financial Officer
Craig Decker
VP, Sales EMEA
Jonathan Reid
VP, Sales APAC
Mary Ellen Seravalli
VP, General Counsel
Greg Callanan
VP, Sales Americas
Greg Pounds
VP,  Cloud R&D
Sam Hoffpauir
VP, Engineering
BroadSoft ®, Inc. 2012.

22 Financial Overview

Strong momentum in 2011
Revenue of $138.1 million, 44% year over year growth
Non-GAAP diluted EPS of $1.23
Substantial revenue visibility
85 - 90% of revenue from existing customers
Significant maintenance recurring revenue base
Strong balance sheet & cash flow
$192 million in cash, cash equivalents and marketable securities as of December 31, 2011
Generated $28.6 million in operating cash flow in 2011
Financial Highlights
23 BroadSoft ®, Inc. 2012.

Financial Performance
Revenue ($mm)
Non-GAAP diluted EPS
$1.23 $1.18 -$1.30 $(0.43) $(0.18) $0.48
Non-GAAP diluted EPS
$0.29
$0.18
$0.17-$0.23 $0.38
BroadSoft ®, Inc. 2012.
$0.38
$30
$32
$36
$41
$36 -
$38
Q1:11 Q2:11 Q3:11 Q4:11 Q1:12E
$62
$69
$96
$138
$158 -
$162
2008 2009 2010 2011 2012E

BroadSoft’s Revenue Dynamics
** Hosted UC includes applications and other products
APAC
14%
EMEA
24%
Top 10
Customers
40%
Other
Customers
60%
Americas
62%
* Based on Total Billings
BroadSoft ®, Inc. 2012.
2011 Customer Diversity
2011 Geography*
Applications Mix*
Customer Tiers*

Long Term Profit Model

* 2010 excludes stock compensation of $3.0M and amortization expense of $0.8M.
** 2011 excludes stock compensation of $7.2M, amortization expense of $1.3M
Note:  Figures may not sum due to rounding
BroadSoft ®, Inc. 2012.
2010
GAAP
2010
Non-GAAP*
2011
GAAP
2011
Non-GAAP**
Long
Term
Model
Gross Margin
Operating
Expenses
Operating Income
79%
80% 82% 84% 84 - 85%
69% 66%
62%
57%
55 - 56%
11%
14%
20%
26%
28 - 30%

Investment Highlights

Large, Converging Markets
• Global movement to “all IP” networks
• Rapid broadband and IP enabled device growth
• Increasing demand for varied communications options
World’s Leading Platform & Solutions
• Broadest feature set, proven scalability and 99.999% reliability
• Seamless integration with next-generation networks
• Worldwide market share
Global Customer Footprint
• Over 500 customers in more than 65 countries
• 18 of 25 top service providers
• Top 5 North American Hosted VoIP and UC service providers
Accelerating Growth
• 2011 revenue growth of 44% to $138.1 million
• 2011 non-GAAP diluted EPS of $1.23
Data source: Infonetics & Company results
BroadSoft ®, Inc. 2012.

GAAP / Non-GAAP Reconciliation
BroadSoft ®, Inc. 2012.
March 31,
2011
June 30,
2011
September 30,
2011
December 31,
2011
Low End High End
GAAP net (loss) income per diluted common share 0.13 $            0.57 $           0.26 $            0.19 $            - $     0.04 $
Plus:
Adjustment for preferred stock conversion -                -               -                -                -        -
Stock-based compensation expense 0.04               0.06             0.07               0.08               0.11      0.11
Amortization of acquired intangible assets 0.01               0.01             0.01               0.02               0.02      0.02
Non-cash interest expense on convertible notes -                0.01             0.04               0.05               0.04      0.04
Tax benefit related to valuation allowance release -                (0.36)            -                0.04               -        0.02
Non-GAAP net (loss) income per diluted common share
0.18 $            0.29 $           0.38 $            0.38 $            0.17 $    0.23 $
March 31, 2012
Estimate
For the three months ended
December 31,
2008
December 31,
2009
December 31,
2010
December 31,
2011
Low End High End
GAAP net (loss) income per diluted common share (1.81) $           (1.25) $           0.32 $            1.15 $            0.30 $    0.36 $
Plus:
Adjustment for preferred stock conversion 1.20               0.84               -                -        -
Stock-based compensation expense 0.16               0.19               0.12               0.26               0.41       0.41
Amortization of acquired intangible assets 0.02               0.04               0.04               0.05               0.08       0.08
Non-cash interest expense on convertible notes -                -                -                0.09               0.18       0.18
Tax benefit related to valuation allowance release -                -                -                (0.32)              0.21       0.27
Non-GAAP net (loss) income per diluted common share
(0.43) $           (0.18) $           0.48 $            1.23 $            1.18 $    1.30 $
December 31, 2012
Estimate
For the twelve months ended

29 Thank you